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                                                                   EXHIBIT 10.17
                       Hyperion Telecommunications, Inc.


                   1996 LONG-TERM INCENTIVE COMPENSATION PLAN

Section 1. Establishment. There is hereby established the Hyperion Telecommunications, Inc. 1996 Long-Term Incentive Compensation Plan (hereinafter called the "Plan") pursuant to which directors, officers, employees and consultants of Hyperion Telecommunications, Inc. ("Hyperion"), or any parent or subsidiary of Hyperion (hereinafter collectively called the "Company") who are mainly responsible for its continued growth and development and future financial success may be granted options to purchase shares of Common Stock of the Hyperion (as defined in Section 5 below), stock appreciation rights ("SARs") and/or may receive awards of shares of Common Stock or stock equivalent units in order to secure to the Company the advantage of the incentive and sense of proprietorship inherent in stock ownership by such persons, to reward such persons for services previously performed and/or as an added inducement to continue to provide service to the Company.

Section 2. Duration. Incentive Stock Options (as hereinafter defined) under this Plan may be granted only within the ten-year period beginning on the date on which the Plan is adopted by the stockholders. Any Incentive Stock Options outstanding after the expiration of such ten-year period may be exercised within the periods prescribed by Section 8.

Section 3. Administration. The Plan shall be administered by the full Board of Directors of Hyperion or one or more committees of such Board of Directors (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to construe the Plan and any award under the Plan, to amend awards and to adopt such rules and regulations and to take such action in the administration of the Plan as it shall deem proper. The determination of the Plan Administrator or any and all such matters shall be conclusive.

Section 4. Eligibility. Directors, officers, employees and consultants of the Company who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. The Plan Administrator shall, in its sole discretion, from time to time, select from such eligible persons those to whom options or SARs shall be granted or shares or stock equivalent units awarded and determine the number of shares to be included in such option, SAR or award. No participant shall have any right to receive an option, SAR, share award or stock equivalent unit except as the Plan Administrator in its discretion shall determine. The terms "subsidiary" and "parent" where used in the Plan or in any stock option agreement entered into under the Plan means a "subsidiary corporation" and a "parent corporation," respectively, as such terms are defined in Section 424 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code").

Section 5. Shares Subject to the Plan. The initial number of shares of stock which may be issued pursuant to the Plan shall be 1,750,000 shares of the common stock, par value $.01 per

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share, of the Hyperion (the "Common Stock"). The number of shares of Common
Stock which may be issued under the Plan shall be increased on the last day of each fiscal year by a number of shares equal to one percent (1%) of the number of outstanding shares of common stock (all classes) on such date; provided, however, that: (a) in the event that the Hyperion effects a recapitalization of its Common Stock into two or more classes in connection with Hyperion's initial public offering of equity (the "IPO"), then, notwithstanding anything to the contrary contained in this Plan (including Section 13 herein) or in any outstanding option, SAR, share award or stock equivalent agreement, the Common Stock subject to and to be issued pursuant to this Plan and pursuant to any outstanding option, SAR, share award or stock equivalent unit issued under this Plan shall be the same class of common stock that is offered to the public in the IPO and listed for trading on an exchange or on the Nasdaq Stock Market; (b) the number of shares of Common Stock to be issued pursuant to the Plan is subject to adjustment as provided in Section 13; (c) to the extent that (i) options or SARs granted under the Plan shall expire or terminate without being exercised, (ii) shares are returned to the Plan in payment of the exercise price of an option or for any tax obligation as permitted by this Plan and any relevant option agreement, or (iii) shares or stock equivalent units awarded under the Plan shall be forfeited, such shares shall remain available or again become eligible for purposes of the Plan and (d) the maximum number of shares of Common Stock which may be issued under the Plan shall be 2,500,000 (subject to adjustment as provided in Section 13). To the extent that an SAR is granted in conjunction with an option, the shares covered by such SAR and option shall be counted only once. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by Hyperion.

Section 6. Types of Options. Options granted pursuant to the Plan may be either options which are incentive stock options under Section 422 of the Code (hereinafter called "Incentive Stock Options") or other options (hereinafter called "Nonstatutory Stock Options"). Incentive Stock Options and Nonstatutory Stock Options shall be granted separately hereunder. The Plan Administrator, in its discretion, shall determine whether and to what extent options shall be granted under the Plan and whether such options granted shall be Incentive Stock Options or Nonstatutory Stock Options. The provisions of the Plan and any stock option agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated or proposed thereunder.

Section 7. Stock Appreciation Rights. The Plan Administrator may, from time to time, subject to the provisions of the Plan, grant SARs to eligible participants. Such SARs may be granted (i) alone, (ii) simultaneously with the grant of an option (either an Incentive Stock Option or Nonstatutory Stock Option) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Nonstatutory Stock Option and in conjunction therewith or in the alternative thereto.

(a) An SAR shall entitle the holder upon exercise thereof to receive from Hyperion, upon a written request filed with the Secretary of Hyperion at its principal offices (the "Request"), (i) a number of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the

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     Plan Administrator in its sole discretion), (ii) an amount of cash, or
     (iii) any combination of shares of Common Stock and cash, as specified in the Request (but subject to the approval of the Plan Administrator in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one share of Common Stock over the exercise price per share specified in such SAR or its related option, multiplied by (ii) the number of shares of Common Stock for which such SAR shall be exercised.

(b) The exercise price of an SAR granted alone shall be determined by the Plan Administrator. An SAR granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related Option; provided, however, that an SAR, by its terms, shall be exercisable only
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     when the fair market value of the Common Stock subject to the SAR and related option exceeds the exercise price thereof.

(c) Upon exercise of an SAR granted simultaneously with or subsequent to an option and in the alternative thereto, the number of shares of Common Stock for which the related option shall be exercisable shall be reduced by the number of shares of Common Stock for which the SAR shall have been exercised. The number of shares of Common Stock for which an SAR shall be exercisable shall be reduced upon any exercise of a related option by the number of shares of Common Stock for which such option shall have been exercised.

(d) Any SAR shall be exercisable upon such additional terms and conditions as may be prescribed by the Plan Administrator.

(e) Any election by a holder of an SAR to receive cash in full or partial settlement of such SAR, and any exercise of such SAR for cash, may be made only by a Request filed with the Secretary. Within thirty (30) days of the receipt by the Secretary of a Request to receive cash in full or partial settlement of an SAR or to exercise such SAR for cash, the Plan Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of an SAR may provide that, in the event the Plan Administrator shall disapprove such Request, such Request shall be deemed to be an exercise of such SAR for shares of Common Stock.

(f) If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of an SAR or to exercise such SAR for cash, such disapproval shall not affect such holder's right to exercise such SAR at a later date, to the extent that such SAR shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Plan Administrator. Additionally, such disapproval

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     shall not affect such holder's right to exercise any related option or options granted to such holder under the Plan.

Section 8. Terms of Options and SARs. Each option or SAR granted under the Plan shall be evidenced by an agreement between Hyperion and the person to whom such option or SAR is granted and shall be subject to the following terms and conditions:

(a) Subject to adjustment as provided in Section 13 of this Plan, the price at which each share covered by an option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, be less than the fair market value thereof at the time the option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option price shall be no less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

(b) The aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year (under all plans of the Company) shall not exceed the limitations, if any, imposed by Section 422(d) of the Code (or any successor provision). If any option designated as an Incentive Stock Option, either alone or in conjunction with any other option or options, exceeds the foregoing limitation, the portion of such option in excess of such limitation shall automatically be reclassified (in whole share increments and without fractional share portions) as a Nonstatutory Stock Option, with later granted options being so reclassified first.

(c) Neither an option nor an SAR shall be transferable by the participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the participant, the option or SAR may be transferred to Hyperion upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to the option or SAR may agree within the period specified in subsection 8(d)(iii) hereof.

(d) An option or SAR may be exercised in whole at any time, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the option in the case of an Incentive Stock Option) as may be determined by the Plan Administrator and set forth in the agreement (such period or periods being hereinafter referred to as the "option period"), provided that, unless the agreement provides otherwise:

     (i) If a participant who is an employee of the Company shall cease to be employed by the Company, all options and SARs may be exercised only within three months after the termination of employment and within the option period or, if such termination was due to disability or retirement (as hereinafter defined),

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          within one year after termination of employment and within the option period, unless such termination of employment shall be for Cause (as defined herein) or the participant becomes an officer or director of, a consultant to or employed by a Competing Business (as defined herein), in which case all options and SARs shall forthwith terminate; provided, however, that the Plan Administrator may in its sole discretion extend the option period of any option or SAR for up to three years from the date of termination of employment regardless of the original option period. For purposes of the Plan, retirement shall mean the termination of employment with the Company, other than for Cause, at any time after the age 65.

          For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company, "cause" or "for cause" as in defined in such agreement; (b) in all other cases (I) the willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (II) the commission of an act of fraud in the performance of such person's duties to or on behalf of the Company;
          (III) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person's incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the person by the Board of Directors of Hyperion or the Plan Administrator. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered "willful" unless done or omitted to be done by the person in good faith and without reasonable belief that the person's action or omission was in the best interest of the Company.

          For purposes of this Plan, the term "Competing Business" shall mean: any person, corporation or other entity engaged in the business of (a) providing telecommunications alternate access network systems or (b) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last three (3) years prior to termination of person's employment, consultant relationship or directorship, as the case may be, hereunder.

     (ii) If a participant who is a director of the Company shall cease to serve as a director of the Company, the option or SAR may be exercised only within three months after the cessation of service and within the option period or, if such cessation was due to disability, within one year after cessation of service and within the option period; unless such cessation of service as a director was the result of removal for Cause or the participant becomes an officer or director of, a consultant to or employed by a Competing Business, in which case any options and SARs shall forthwith terminate; provided, however, that the Plan


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          Administrator may in its sole discretion extend the option period of any option or SAR for up to three years from the date of cessation of service regardless of the original option period;

     (iii) If the optionee shall die, the option or SAR may be exercised only within one year after the participant's death and within the option period and only by the participant's personal representative or persons entitled thereto under the participant's will or the laws of descent and distribution;

     (iv) The option or SAR may not be exercised for more shares (subject to adjustment as provided in Section 13) after the termination of the participant's employment, cessation of service as a director or the participant's death, as the case may be, than the participant was entitled to purchase thereunder at the time of the termination of the participant's employment or the participant's death; and

     (v) If a participant owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an option granted to such participant is intended to qualify as an Incentive Stock Option, the option by its terms may not be exercisable after the expiration of five years from the date such option is granted.

(e) The option exercise price of each share purchased pursuant to an option shall be paid in full at the time of each exercise (the "Payment Date") of the option (i) in cash; (ii) by delivering to Hyperion a notice of exercise with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to Hyperion to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to Hyperion of previously-owned shares of Common Stock having an aggregate fair market value equal to the option price of the shares being purchased pursuant to the exercise of the option; provided, however, that shares of Common Stock delivered in payment of the option price must have been held by the participant for at least six (6) months in order to be utilized to pay the option price; (iv) through an election pursuant to Section 9 hereof to have shares of Common Stock otherwise issuable to the optionee withheld to pay the exercise price of such option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv) of this Section 8(e).

(f) The Plan Administrator, in its discretion, may authorize "stock retention options" which provide, upon the exercise of an option previously granted under this Plan (a "prior option"), using previously owned shares, for the automatic issuance of a new option under this Plan with an exercise price equal to the current fair market value and for up to the number of shares equal to the number of previously-owned shares delivered in

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     payment of the exercise price of the prior option. Such stock retention option shall have the same option period as the prior option.

(g) Nothing contained in the Plan nor in any stock option, SAR, share award or stock equivalent agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

(h) The Plan Administrator may include such other terms and conditions not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that options or SARs shall be exercisable in one or more installments during the term of the option and the right to exercise may be cumulative as determined by the Plan Administrator.

Section 9.    Share Withholding.

(a) An optionee may, in the sole discretion of the Plan Administrator, pay the exercise price of an option, in whole or in part, by requesting that Hyperion withhold shares of stock otherwise issuable to the optionee having a fair market value equal to the portion of the exercise price of the option being paid pursuant to such election (a "Share Withholding Election").

(b) A Share Withholding Election must be in writing and must be delivered to Hyperion no later than with the delivery of the notice of exercise of the option.

Section 10.    Share Awards;  Phantom Stock.

(a) The Plan Administrator may, from time to time, subject to the provisions of the Plan, award shares of Common Stock or stock equivalent units with a value equal to the Common Stock ("Phantom Stock") to participants.

(b) The award of shares or Phantom Stock shall be evidenced by an agreement executed by Hyperion and the grantee setting forth the number of shares of Common Stock or Phantom Stock awarded, the vesting period, the vesting schedule or criteria and such other terms and conditions as the Plan Administrator may determine.

(c) The grantee of a share award shall receive shares of Common Stock without payment to Hyperion immediately upon grant; provided, however, that the grantee's ownership of such shares shall be subject to the following terms and conditions:

     (i) Any award of shares to a participant shall vest in installments upon achievement by the Company or grantee of specified performance goals as determined by the Plan Administrator and as provided in the share award agreement;

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     (ii)  If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee ceases to be employed by the Company for any reason (including death, permanent disability or retirement) prior to the expiration of the vesting period, the grantee shall forfeit all shares so awarded which have not then vested;

     (iii) A grantee who has received a share award pursuant to the Plan shall have all rights of a stockholder in such Common Stock, including but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares awarded pursuant to the Plan which have not vested may not be sold or otherwise transferred by the grantee and stock certificates representing such shares shall bear a restrictive legend to that effect; and

     (iv) Hyperion may, in the discretion of the Plan Administrator, retain possession of the stock certificate for the shares awarded under any share award until all restrictions on such ownership have vested or lapsed.

(d) A vested Phantom Stock award shall entitle the holder thereof to receive from Hyperion an amount of cash equal to the number of units of Phantom Stock covered by the award multiplied by the fair market value of the Common Stock on the date of exercise of the Phantom Stock. A holder of Phantom Stock shall have no rights of a stockholder.

Section 11. Limitation on Options and Awards. The aggregate number of shares covered by any options, SARs, share awards or Phantom Stock awards granted to one person shall not exceed twenty-five percent (25%) of the aggregate number of shares subject to the Plan as provided in Section 5 hereof.

Section 12.    Tax Withholding.

(a) Whenever shares are to be issued or cash is to be paid under the Plan, Hyperion shall have the right to require the participant to remit to Hyperion an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an award of shares under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 12 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the option was granted or one year after the receipt of stock by the participant, the participant shall promptly notify Hyperion and Hyperion shall have the right to require the participant to pay to Hyperion an amount sufficient to satisfy federal, state and local tax withholding requirements.

(b) A participant who is obligated to pay Hyperion an amount required to be withheld under applicable tax withholding requirements may pay such amount
     (i) in cash;

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     (ii) in the discretion of the Plan Administrator, through the delivery to
          Hyperion of previously-owned shares of Common Stock having an aggregate fair market value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) an (ii) of this Section 12(b).

(c) A participant who is obligated to pay to Hyperion an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Nonstatutory Stock Option or a share award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that Hyperion withhold shares of stock otherwise issuable to the participant having a fair market value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by Hyperion only if such withheld shares have vested. Any fractional amount shall be paid to Hyperion by the optionee in cash or shall be withheld from the participant's next regular paycheck.

(d) An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 12(c) (a "Tax Withholding Election") must be in writing and delivered to Hyperion prior to the Tax Date.

Section 13.    Adjustment of Number and Price of Shares.

          The following shall be subject to the provisions of Section 5(a) of this Plan.

(a) In the event that a dividend shall be declared upon the Common Stock of Hyperion payable in shares of said stock, the number of shares of Common Stock covered by each outstanding option and the number of shares which may be issued pursuant to the Plan but are not yet covered by outstanding options shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

(b) In the event that the outstanding shares of Common Stock of Hyperion shall be changed into or exchanged for a different number or kind of shares of stock or other securities of Hyperion or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for the shares of Common Stock covered by each outstanding option, and the shares which may be issued pursuant to the Plan but are not yet covered by outstanding options, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.


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(c)  In the event there shall be any change, other than specified in this
     Section 13, in the number or kind of outstanding shares of Common Stock of Hyperion or of any stock or other securities into which such Common Stock shall be changed or for which it shall have been exchanged, then, if the Board of Directors shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares covered by outstanding options and the shares which may be issued pursuant to the Plan but are not yet covered by outstanding options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and on each outstanding stock option agreement.

(d) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock option or stock options in a transaction to which
     Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(e) No adjustment or substitution provided for in this Section 13 shall require Hyperion to issue or to sell a fractional share under any stock option agreement or share award agreement and the total adjustment or substitution with respect to each stock option and share award agreement shall be limited accordingly.

(f) In the case of any adjustment or substitution provided for in this Section 13, the option price per share in each stock option agreement shall be equitably adjusted by the Board of Directors to reflect the greater or lesser number of shares of stock or other securities into which the stock covered by the option may have been changed or which may have been substituted therefor.

Section 14. Fair Market Value. In any determination of fair market value of the Common Stock hereunder, fair market value, as to any date, shall mean (i) the closing sale price of the Common Stock on the day before the date in question (or if no sales were reported on such day, on the next preceding day on which sales were reported) if the Common Stock is listed for trading on a national securities exchange, the Nasdaq National Market or other last reported sale system; (ii) if last reported sales information is not available for the Common Stock, the closing bid price on the day before the date in question; or
(iii) if the Common Stock is not listed for trading or quoted in a quotations system, a price determined by the Plan Administrator. In all cases, the determination by the Plan Administrator of fair market value shall be conclusive.

Section 15.    Change in Control.

(a) In the event of a Change in Control of Hyperion, as hereinafter defined, the following provisions shall apply to options, SARs, share awards and Phantom Stock

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          previously awarded under the Plan, notwithstanding any provision herein or in any agreement to the contrary:

     (i) All options or SARs which provide for exercise in one or more installments shall become immediately exercisable in full;

     (ii) If any optionee shall cease to be employed by the Company within one
          (1) year following a Change in Control, then the option or SAR, as the case may be, may in all events be exercised for a period of three months after such termination of employment if otherwise within the option period;

     (iii) All awards of shares and Phantom Stock under the Plan which have not previously vested shall become vested.

(b) The term "Change in Control" shall mean a change in control of Hyperion of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A promulgated under the Exchange Act as in effect on the date thereof or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Exchange Act which serve similar purposes other than any event or series of events the result of which is that John J. Rigas and/or members of his family (the "Rigas Family") or any affiliate of the Rigas Family obtains or maintains control; provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) Hyperion shall be merged or consolidated with another corporation or entity, other than the Rigas Family or a corporation or entity which is an "affiliate" of the Rigas Family (as such term is defined in Rule 144(a) promulgated under the Securities Act of 1933), or
     (ii) Hyperion shall sell all or substantially all of its operating properties and assets to another person, group of associated persons or corporation, excluding the Rigas Family or any affiliate of the Rigas Family, if any, or (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Rigas Family or any affiliate of the Rigas Family, is or becomes a beneficial owner, directly or indirectly, of securities of Hyperion representing 25% or more of the combined voting power of Hyperion's then outstanding securities coupled with or followed by the election as directors of Hyperion of persons who were not directors at the time of such acquisition if such person shall elect a majority of the Board of Directors of Hyperion.

Section 16. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto.

Section 17. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, Hyperion shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Exchange Act, if such registration shall be necessary, or before compliance by Hyperion or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings

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

thereunder, including the rules any applicable exchange or of the Nasdaq Stock Market. Hyperion shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 18.    Compliance with Section 16.  With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any grant of an option, SAR, share award or Phantom Stock award fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Plan Administrator.

Section 19. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

Section 20. Effective Date of Plan. The Plan became effective on October 3, 1996, the date of approval and adoption of the Plan by the holders of the outstanding shares of Common Stock of Hyperion.


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